                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K


                        ---------------------------------

                                 CURRENT REPORT

         Pursuant to Section 13 of the Securities Exchange Act of 1934.

      Date of Report (Date of Earliest event reported): February 27, 1998


                        ---------------------------------


                                   WSMP, INC.
             (Exact name of registrant as specified in its charter)


NORTH CAROLINA                       0-7277                     56-0945643
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                  Number)

CLAREMONT, NORTH CAROLINA                                       28610
(Address of principal executive office)                         (Zip Code)


Registrant's telephone number, including area code: (704)459-7626

Item 1. Changes in Control of Registrant.

             None.

Item 2. Acquisition or Disposition of Assets.

             None.

Item 3. Bankruptcy or Receivership.

             None.

Item 4. Changes in Registrant's Certifying Accountant.

             None.

Item 5. Other Events.

         On January 30, 1998, WSMP, Inc. acquired Sagebrush, Inc. in a transaction accounted for as a pooling of interests. On February
27, 1998, the companies completed their first 28-day period of combined operations and achieved the following operating results:

             Operating Revenues                          $11,922,538
             Operating Income                            $   612,894
             Net Income                                  $   380,796


Item 6. Resignations of Registrant's Directors.

             None.

Item 7. Financial Statements and Exhibits.

         (a) None.

         (b) None.

         (c) None.

Item 8. Change in Fiscal Year.

             None.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WSMP, INC.


                                      /s/ JAMES E. HARRIS
                                      --------------------------------
                                      JAMES E. HARRIS
                                      Executive Vice-President
                                      and Chief Financial Officer

April 28, 1998.